UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2011

Hercules Technology Growth Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(650) 289-3060
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 24, 2011, Hercules Technology Growth Capital, Inc., issued a press release announcing they are to realize a first quarter gain of approximately $8.0-$8.5 Million from the Sale of Portfolio Company, InfoLogix. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

No.          Description

 99.1        Press Release dated January 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date:	January 24, 2011	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer